UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 7, 2006
ADSTAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-15363	22-3666899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4553 Glencoe Avenue, Suite 325
Marina del Rey, California 90292
(Address Of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code (310) 577-8255

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01:    Changes in Registrant’s Certifying Accountant
On February 10, 2006, AdStar, Inc. (“AdStar”) engaged Holtz Rubenstein Reminick LLP (“HRR”) as its principal independent accountant, subject to completion of background checks on AdStar, after having received a resignation letter from BDO Seidman, LLP (“BDO”) dated February 7, 2006. BDO’s letter stated that they were resigning as our auditors effective February 7, 2006 due to lack of resources available in their office at this time. Because of these circumstances, they will be unable to provide timely services to AdStar. The reports of BDO for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.
The decision to engage HRR was approved by AdStar’s Audit Committee.
During AdStar’s two prior fiscal years and the period from January 1, 2005 through the date of their resignation, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with their reports on AdStar’s financial statements. In addition, for the same periods, there have been no reportable events (as defined in Regulation S-B Item 304 (a)(1)(iv)(B).
During the two most recent fiscal years and the subsequent interim period preceding the engagement of HRR, neither AdStar, nor anyone on its behalf, has consulted HRR regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on AdStar’s financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to AdStar that was an important factor considered by AdStar in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) (A) of Regulation S-B promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(iv) (B) of Regulation S-B).

Item 5.02:	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On February 10, 2006, AdStar appointed James Linesch, MBA, CPA, as Chief Financial Officer. In 2005, Mr. Linesch, 51, was a financial intermediary with MET Advisors, a business consulting firm. From 2000 to 2004 Mr. Linesch was Chief Financial Officer with DynTek, Inc., a public company providing IT services. Previously he was principal financial officer to various publicly traded companies, including CompuMed, Inc. and Universal Self Care, Inc. (medical equipment/ supply companies). Mr. Linesch obtained a B.S. in Finance at the California State University, Northridge, and his MBA at the University of Southern California. Pursuant to his engagement agreement, Mr. Linesch will receive compensation of $150,000 per year and an option to purchase 50,000 shares of AdStar’s common stock.
Item 9.01:    Financial Statements and Exhibits
(c)	Exhibits:

Exhibit
Number	Description

16.1	Letter from BDO Seidman LLP, dated February 9, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

AdStar, Inc.
Dated: February 10, 2006	By:	/s/ Leslie Bernhard
Leslie Bernhard
Chief Executive Officer

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